Exhibit 99.1

Charles Eddy Chief Financial Officer Luke Marusiak Chief Operations Officer Investor Tour August 15, 2005

Cautionary Disclaimer During the course of this presentation, we will comment upon future events and may make projections about our future financial performance, including statements related to our expected sales, product shipments and acceptance, gross margin, operating expense, profit, cash flow and income tax expense. We will discuss our business strategy, our products, the markets our products address, our position in those markets, expected market acceptance of those products and production capacity. We wish to caution you that these are forward looking statements that are based upon our current expectations, and that actual results could differ materially as a result of various risks and uncertainties, including, without limitation, the following: inability to develop and deliver new products as planned; inability to accurately forecast the demand for our products and services; the possibility that orders in backlog may be cancelled, delayed or rescheduled; inability to achieve gross margin and expense goals and other risk factors discussed in documents filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update the forward-looking statements made during this presentation.

Our Businesses Leader in Advanced Low Light Video Imaging Technology Equipment Products Low Light Imaging Leader in Media Manufacturing Systems for Hard Disk Drive Industry Hard Disk Drive Market Growing New Media Technology Requires Re-Tooling of Installed Base Technology and Expertise Applicable to New Growing Markets 2004: 126% Growth YTY 2005: 85-100% Growth YTY Video Based Military Night Vision Cost Effective Long Distance Target Identification Systems Medical, Scientific and Industrial Applications Major Growth Opportunity Equipment Expertise Low Cost Sensors Synergy

Equipment Products Business: Today Leading Provider of Media Manufacturing Systems Aluminum or Glass Disk Intevac(r) 200 Lean Hard Disk Drive

Retooling of Installed Base New Capacity Total Equipment Opportunity Source: TrendFocus Equipment Products Business Division Growing End Market + Media Technology Change Media Technology is Changing Proliferation in Consumer Products > $1 Billion New System Required Growing Hard Drive Market

Equipment Products Business: 200 Lean Media Manufacturing System Flexibility For Future Media Modular design - simple to add additional process stations Easy to reconfigure Perpendicular capable Economic Solution 800 disks per hour Small footprint Simple to replace legacy systems Minimal reconfiguration of media plant Intevac(r) 200 Lean Selected By Multiple Customers Patented System Design

Low Light Imaging Business Overview Value Proposition Cameras and Imaging Systems Operating in Visible and Near Infra Red Light Spectrum Most Sensitive Most Cost Effective Least Power Consuming Mega Pixels Goal: Multi-Hundred Million Dollar Global Business Split Between Government and Commercial Markets by 2010

Low Light Imaging Business Head Mounted Night Vision Intevac Solution Competing Sensor Advantages of Intevac Sensor NightVista(r) Only Commercially Available Camera Using CMOS Low Light Sensor Chosen for First Large Deployment of Head Mounted Night Vision Large Opportunity; 2005 Legacy Market Size $400M Production Ramp 2006 Start Simpler Higher Sensitivity Lower Cost Smaller Night AND Day

Low Light Imaging Business LIVAR(r) Cost Effective Long Range Target Identification Operates in Near Infra Red Eye Safe Regime Covert Long Range (Miles) Applications: Manportable, Airborne, Marine and Ground Vehicle Today Mainly Contract R&D Revenue Potential 15,000 Platforms Opportunity LIVAR(r) How It Works Detect (Forward Looking Infra Red) Identify with LIVAR Laser Pulse Illuminate In Pre-Production Qualification Phase on Four Major Programs Production Deployment 2006 and Beyond Status

Operational Leverage Through Lean Thinking Applying the "Toyota Manufacturing System"to Our Business Equipment Our Product Designs Utilize Lean Principles; Hence "200 Lean" Intevac Operations Also Uses Lean Principles Modular products Short cycle times; Shortest lead time in the industry Gross margin improvements through improved asset and overhead utilization 200% business volume increase in 2005 in existing facility with potential to double again Majority of Production Assets in Place to Support Revenue Levels Greater Than $100M Volume Growth Will Lead to Yield Improvements Imaging

2002 2003 2004 2005 Est. 2006 2007 2008 Hard Drive Disk 19.3 17.9 60.5 113.5 Flat Panel Display 7.2 7.3 0 1.5 Imaging 6.7 9.6 9.1 9 Intevac Growth Drivers Sold RTP FPD ($M) New Management Team Life Science Cameras 200 Lean Launch LIVAR Cameras & Systems HDD Media Perpendicular Re-Tooling HDD Media Capacity Expansion Enter New Equipment Markets Debt Eliminated Head Mounted Night Vision Physical Science Cameras Revenue ($M) Hard Drive Disk (HDD) Equipment Flat Panel Display (FPD) Equipment Imaging Secondary Offering $ Estimate

Business Model Trends Gross Margin 23% 28% 33-35% 45% 50% R&D 16 16 9-10 15 10 MG&A 14 14 9-10 10 20 Operating Expense 30 30 18-20 25 30 Operating Income (7) (2) 14-16 20 20 Other Income 1 2 1 0 0 Taxes 0 0 0 7 7 Net Income (6%) 0% 15-17% 13% 13% 2004 2005 H1 H2 (Est.) Equipment Imaging Long Term Goal

Investment Rationale Two Businesses With Significant Growth Opportunities Sound Balance Sheet and Leveraged Business Model Management and Technology Team With Proven Track Records Developing and Managing Billion Dollar Businesses Developing Advanced Equipment Solutions Creating Cutting Edge Imaging Technology Proprietary Technology Market Leading Positions Rapidly Growing Market Opportunities Zero Debt and $42M Cash and Equivalents 2005 Revenue Growth 85%-100% vs. 30-40% Growth in Operating Expenses

Charles Eddy Chief Financial Officer Luke Marusiak Chief Operations Officer Investor Tour August 15, 2005